Note 19 - Strategic Divestiture of DRTC	6 Months Ended
Apr. 30, 2026
Statement Line Items [Line Items]
Strategic divesture [text block]

19. Strategic Divestiture of DRTC:

In furtherance of the Bank’s strategic initiatives and in consideration of current US regulatory requirements, management has expressed its intention to cease or divest of certain activities, including the cybersecurity assets within DRTC, a subsidiary operating within the cybersecurity and financial technology industry, and Digital Boundary Group, Inc. and Digital Boundary Group Canada Inc. (collectively, the “Digital Boundary Group Entities”), subsidiaries of DRTC operating within the penetration testing industry. The Bank has initiated a process to identify and evaluate alternatives with the objective to maximize the value derived from the divestiture for shareholders.

As of April 30, 2026, the Digital Boundary Group Entities and certain assets in DRTC have not been classified as “held for sale” under IFRS 5 –Non‑current Assets Held for Sale and Discontinued Operations, as certain required criteria have not yet been fully satisfied. While management has not begun actively marketing the Digital Boundary Group Entities and certain assets of DRTC for sale, these subsidiaries and assets are also not yet available for immediate sale in their present condition and continue to be integral to the Bank’s ongoing operations. Management will continue to monitor and evaluate the status of the planned divestiture, including the progress of the active sales program. The subsidiaries will be reclassified as “held for sale” and presented in accordance with IFRS 5 once all conditions for such classification are met.

Certain members of management hold convertible preferred shares in DRTC. In accordance with DRTC’s by‑laws, these shares will automatically convert into an aggregate 28% common share ownership stake in DRTC upon the occurrence of a change‑of‑control event.